UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 25, 2018

Midland States Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1201 Network Centre Drive, Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

(217) 342-7321
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Item 2.02. Results of Operations and Financial Condition.

On January 25, 2018, Midland States Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter of 2017. The press release is attached as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

On January 25, 2018, the Company made available on its website a slide presentation regarding the Company's fourth quarter 2017 financial results, which will be used as part of a publicly accessible conference call on January 26, 2018.  The slide presentation is attached as Exhibit 99.2.

The information in this Form 8-K and the attached exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Midland States Bancorp, Inc., dated January 25, 2018
99.2	Slide Presentation of Midland States Bancorp, Inc. regarding fourth quarter 2017 financial results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midland States Bancorp, Inc.

Date: January 25, 2018	By:	/s/ Douglas J. Tucker
Douglas J. Tucker
Senior Vice President and Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Midland States Bancorp, Inc., dated January 25, 2018
99.2	Slide Presentation of Midland States Bancorp, Inc. regarding fourth quarter 2017 financial results